UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2022, in accordance with the recommendation from the Board of Directors and approval by the majority of the shares of Common Stock of Aspen Group, Inc. (the “Company”), the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Amendment”) with the Secretary of the State of the State of Delaware to increase the number of authorized shares of the Company’s Common Stock (the “Common Stock”) from 40,000,000 authorized shares to 60,000,000 authorized shares. The additional shares of Common Stock authorized by the Amendment has rights identical to the Company’s currently outstanding Common Stock. The Amendment became effective upon its filing with the Secretary of State of the State of Delaware.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the form thereof, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

At a Special Meeting of Stockholders (the “Special Meeting”) held on July 6, 2022, the Company’s stockholders were asked to vote upon the following proposals:

Proposal 1: amend the Certificate of Incorporation of the Company to increase the Company’s authorized shares of Common Stock from 40,000,000 to 60,000,000 shares.

Proposal 2: Adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

Set forth below are the results of the matters voted on at the Special Meeting:

Proposal 1 (Increase Authorized Common Stock). The stockholders approved Proposal 1 to increase the shares of Common Stock of the Company from 40,000,000 to 60,000,000 shares.

For	Against	Abstain
16,447,300	775,173	565,513

Proposal 2 (Adjournment). With the approval of Proposal 1, Proposal 2 was not voted on.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
3.1	Certificate of Amendment to Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: July 11, 2022	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer